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                                  SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Check the appropriate box:

Filed by the Registrant                                          [X]
Filed by a Party other than the Registrant                       [ ]

[ ]   Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[X]   Definitive Additional Materials
[ ]   Soliciting Material Under Rule 14a-12


                         CITIZENS FIRST FINANCIAL CORP.
                         ------------------------------
                (Name of Registrant as Specified in Its Charter)

                    --------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

      (1) Title of each class of securities to which transaction applies:
              N/A
          ----------------------------------------------------------------------
      (2) Aggregate number of securities to which transaction applies:
              N/A
          ----------------------------------------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
              N/A
          ----------------------------------------------------------------------
      (4)   Proposed maximum aggregate value of transaction:    N/A
                                                            --------------------
      (5)   Total fee paid:    N/A
                           -----------------------------------------------------
[ ]   Fee paid previously with preliminary materials:  N/A
                                                     ---------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)   Amount Previously Paid:    N/A
                                   ---------------------------------------------
      (2)   Form, Schedule or Registration Statement No.:    N/A
                                                         -----------------------
      (3)   Filing Party:    N/A
                         -------------------------------------------------------
      (4)   Date Filed:    N/A
                       ---------------------------------------------------------


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                      [CITIZENS SAVINGS BANK LETTERHEAD]


C. William Landefeld
President & CEO               M E M O R A N D U M


TO:         All Employees

FROM:       C. William Landefeld

DATE:       March 6, 2000

IN RE:      Proxy Contest


As the date for the Annual Meeting of the Holding Company (Citizens First Financial Corp.) for the Bank (Citizens Savings Bank) approaches (April 24,
2000), we anticipate the meeting being a little more lively than it has been in previous years.

A minority shareholder has nominated himself and another gentleman to run in opposition to the two Directors the Company (CFFC) is running for election to the Board of Directors. The agenda these two individuals have for the future of the Bank differs considerably from that envisioned by our current Board of Directors.

As shareholders of the Company, you will probably be receiving a proxy statement from both ourselves (CFFC) and the dissident shareholders. In fact, you will probably receive more than one proxy card from each of us. The Company's (CFFC) proxy card will be BLUE in color. It is imperative that you vote your blue proxy card for the Company's recommended choice for Directors. You will be receiving a blue proxy card for any shares you may own individually, through your ESOP and/or through the Bank's 401(k) Savings and Profit Sharing Plan. Please make sure to vote all your various blue proxy cards. The last ones you vote prior to the Annual Meeting will be the ones that count as your vote.

Hopefully, if the Company's slate for Directors can achieve a substantial percentage of the votes cast, these two gentlemen may sell their stock in our Company and go their separate ways.


/s/ Bill


cc:   Directors and Advisory Directors



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 FDIC             2101 N. Veterans Parkway, Bloomington, Illinois 61704
INSURED    Phone: 309/661-8700   o Fax: 309/661-0707    o www.hometownbanker.com